Exhibit 23.2








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 2000 included in DynCorp's Form 10-K for the year ended December 30, 1999 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP



Washington, D.C.
May 25, 2000